                                                                   Exhibit 10.17

               SUPPLEMENT TO INDENTURE, TERM NOTES, SERIES 1996-A

         This INDENTURE SUPPLEMENT, dated as of May 1, 1996, is entered into by and among BLT Finance Corp. III, a Massachusetts corporation (the "Issuer"), Boyle Leasing Technologies, Inc., a Massachusetts corporation, (the "Servicer"), Norwest Bank Minnesota, National Association, a national banking association, (the "Back-up Servicer") and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Indenture Trustee"). Capitalized terms used herein and not otherwise defined are, unless the context otherwise requires, used as defined in the Standard Indenture Terms or the Specific Indenture Terms.

         This Indenture Supplement incorporates by reference all of the provisions of the Standard Terms and Conditions of Indenture, dated as of November 1, 1994 (the "Standard Indenture Terms") and the Specific Terms and Conditions of Indenture, dated as of November 1, 1994 and amended and restated as of May 1, 1996, among the Issuer, the Servicer, the Indenture Trustee and the Backup Servicer (the "Specific Indenture Terms"), which together are intended to form the Indenture (the "Indenture") entered into in connection with the financing described below.

         The Issuer has duly authorized the execution and delivery of this Indenture Supplement to provide for the issuance of the Issuer's 6.69% Lease-Backed Term Notes, Series 1996-A (the "1996-A Term Notes") in an aggregate principal amount of $23,406,563.11, issuable as provided in the Indenture. The Series Lease Contracts previously granted to the Indenture Trustee in connection with the Warehouse Fundings under the Series 1994-B Warehouse Note are now being designated as the Series Lease Contracts for the Series 1996-A Term Note. The Series Lease Schedule for the Series 1996-A Term Notes is attached hereto as Schedule A and the Targeted Balance Schedule with respect to the 1996-A Term Notes is attached hereto as Schedule B. Pursuant to Section 2.02 of the Standard Indenture Terms, this Indenture Supplement sets forth the following additional terms applicable to the 1996-A Term Notes, which series is hereby designated as Term Notes:

SECTION 1.  DEFINITIONS.

         "Accrual Date":  shall initially mean May 9, 1996.

         Cut-off Date": shall mean (i) with respect to the definitions of "Initial Series IPB" and "Term Note Funding Amount", April 30, 1996, and (ii) for all other purposes, the related Warehouse Funding Date upon which each Lease Asset was contributed to the Issuer.

         "Delivery Date": shall mean May 9, 1996.

         "Initial Cash Deposit": $30,448.04.

         "Initial Payment Date": shall be June 17, 1996.

         "MBIA Premium": shall have the meaning specified in the related Insurance Agreement.

         "MBIA Premium Rate": shall have the meaning specified in the related Insurance Agreement.

         "Note Interest Rate": shall mean 6.69%.

         "Note Insurance Policy": shall mean MBIA Policy Number 21071.

         "Private Placement Memorandum" or "Final Private Placement Memorandum": shall refer to the Private Placement Memorandum dated May 8, 1996.

         "Stated Maturity": shall mean May 16, 2000.

         "Term Note Funding Amount": shall not exceed $23,406,563.11.

         "Transaction Documents Date": shall mean May 1, 1996 with respect to the 1996-A Term Note Supplement, the Note Insurance Policy with respect to the 1996-A Term Notes and the related Insurance Agreement; for all other purposes "Transaction Documents Date" shall mean November 1, 1994.

         "Trustee Fee Rate": shall mean with respect to the 1996-A Term Notes, one twentieth of one percent (.05%) per annum.


                                   ARTICLE TWO

                                  COUNTERPARTS

         This Indenture Supplement may be executed in one or more counterparts all of which together shall constitute one original document.

         IN WITNESS WHEREOF, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                          BLT FINANCE CORP. III,
                                          as Issuer


                                          By: /s/ Peter Bleyleben
                                              ----------------------------------
                                              Name:
                                              Title: President


                                          BOYLE LEASING TECHNOLOGIES, INC.,
                                          as Servicer



                                          By: /s/ Peter Bleyleben
                                              ----------------------------------
                                              Name:
                                              Title: President



                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                          as Back-up Servicer


                                          By:  /s/ Bonnie Seideman
                                              ----------------------------------
                                              Name: Bonnie Seideman
                                              Title: Assistant Vice President



                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                            as Indenture Trustee



                                          By:  /s/ Bonnie Seideman
                                              ----------------------------------
                                              Name: Bonnie Seideman
                                              Title: Assistant Vice President

                                                                      SCHEDULE A


                          SERIES 1996-A LEASE SCHEDULE

Delivered to Boyle Leasing Technologies, Inc.; the Indenture Trustee; the Placement Agent; and Giancarlo & Gnazzo.

                                                                      SCHEDULE B


                            TARGETED BALANCE SCHEDULE

                    Date                                Balance
                    ----                                -------

                 09-May-96                           23,406,563.11
                 16-Jun-96                           22,526,588.37
                 16-Jul-96                           21,717,677.35
                 16-Aug-96                           21,192,665.25
                 16-Sep-96                           20,667,214.27
                 16-Oct-96                           20,140,526.87
                 16-Nov-96                           19,611,762.98
                 16-Dec-96                           19,080,524.03
                 16-Jan-97                           18,548,620.20
                 16-Feb-97                           18,012,910.43
                 16-Mar-97                           17,474,169.67
                 16-Apr-97                           16,933,346.87
                 16-May-97                           16,390,831.95
                 16-Jun-97                           15,843,924.10
                 16-Jul-97                           15,318,614.57
                 16-Aug-97                           14,905,119.24
                 16-Sep-97                           14,487,663.18
                 16-Oct-97                           14,068,212.98
                 16-Nov-97                           13,646,983.99
                 16-Dec-97                           13,214,283.07
                 16-Jan-98                           12,769,823.99
                 16-Feb-98                           12,099,093.32
                 16-Mar-98                           11,241,982.42
                 16-Apr-98                           10,439,195.57
                 16-May-98                            9,687,806.15
                 16-Jun-98                            8,996,086.99
                 16-Jul-98                            8,362,744.62
                 16-Aug-98                            7,742,572.90
                 16-Sep-98                            7,125,562.73
                 16-Oct-98                            6,510,472.12
                 16-Nov-98                            5,899,035.67
                 16-Dec-98                            5,320,189.04
                 16-Jan-99                            4,775,794.12
                 16-Feb-99                            4,172,323.35
                 16-Mar-99                            3,492,283.14
                 16-Apr-99                            2,846,470.78
                 16-May-99                            2,244,378.97
                 16-Jun-99                            1,670,262.83
                 16-Jul-99                            1,111,233.39
                 16-Aug-99                              582,690.29
                 16-Sep-99                              105,249.05
                 16-Oct-99                                    0.00